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                    [LETTERHEAD OF FIRST USA APPEARS HERE]

                                                                   Exhibit 99.06







                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-4

                -----------------------------------------------

                Monthly Period:                   10/01/96 to
                                                  10/31/96
                Distribution Date:                11/15/96
                Transfer Date:                    11/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A                           $4.94708333
                                   Class B                            5.12791667
                                   Collateral Inv. Amt.               5.25815966
                                                          ----------------------
                                   Total (weighted avg.)             $4.98994513

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $4.94708333
                                   Class B                            5.12791667
                                   Collateral Inv. Amt.               5.25815966
                                                          ----------------------
                                   Total (weighted avg.)             $4.98994513
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-4
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $0.00000000
                                   Class B                            0.00000000
                                   Collateral Inv. Amt.               0.00000000
                                                          ----------------------
                                   Total                             $0.00000000
                                                          ======================
B.
     Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                        $77,481,854.22
                                   Class B                          6,035,766.13
                                   Collateral Inv. Amt.             9,275,624.93
                                                          ----------------------
                                   Total                          $92,793,245.28
                                                          ======================

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         The aggregate amount of Allocations of Finance
         Charge Receivables processed during the Monthly
         Period which were allocated in respect of the Certificates

                                   Class A                        $11,048,781.65
                                   Class B                            860,084.80
                                   Collateral Inv. Amt.             1,323,207.38
                                                          ----------------------
                                   Total                          $13,232,073.83
                                                          ======================

     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)   The aggregate amount of Principal
               Receivables in the Trust as of the last
               day of the Monthly Period                      $16,892,367,448.16


         (b)   Invested Amount as of the last day
               of the Monthly Period

                                   Class A                       $726,450,000.00
                                   Class B                         56,550,000.00
                                   Collateral Inv. Amt.            87,000,000.00
                                                          ----------------------
                                   Total                         $870,000,000.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-4
Page 3

         (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                   Class A                                4.300%
                                   Class B                                0.335%
                                   Collateral Inv. Amt.                   0.515%
                                                          ----------------------
                                   Total                                  5.150%

         (d)   During the Amortization Period: The Invested
               Amount as of _______ (the last day of the Revolving
               Period)
                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.

         (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above

                                   Class A                                  N.A.
                                   Class B                                  N.A.
                                   Collateral Inv. Amt.                     N.A.
                                                          ----------------------
                                   Total                                    N.A.


     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in the
         Accounts which were delinquent as of the end of the day
         on the last day of the Monthly Period
                                                                Aggregate
                                                                 Account
                                                                 Balance
                                                          ----------------------

         (a)   35 - 64 days                                      $347,434,513.80
         (b)   65 - 94 days                                       211,270,234.43
         (c)   95 - 124 days                                      160,220,603.53
         (d)   125 - 154 days                                     122,449,636.97
         (e)   155 - 184 days                                     112,592,948.22
         (f)   185 or more days                                    87,401,200.13
                                                          ----------------------
                                   Total                       $1,041,369,137.08
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-4
Page 4


     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)   The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the
               Monthly Period allocable to the Invested
               Amount (the aggregate "Investor Default
               Amount")
                                   Class A                         $3,229,503.90
                                   Class B                            251,398.51
                                   Collateral Inv. Amt.               386,766.94
                                                          ----------------------
                                   Total                           $3,867,669.35
                                                          ======================

         (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                   Class A                                 $4.45
                                   Class B                                  4.45
                                   Collateral Inv. Amt.                     4.45
                                                          ----------------------
                                   Total                                   $4.45
                                                          ======================


     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)   The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the Collateral Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-4
Page 5


         (c)   The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                 $0.00
                                   Class B                                  0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================


     7.  Investor Servicing Fee.
         -----------------------

         (a)   The amount of the Investor Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               Monthly Period
                                   Class A                           $908,062.50
                                   Class B                             70,687.50
                         Remaining Servicing Fee                      108,750.00
                                                          ----------------------
                                   Total                           $1,087,500.00
                                                          ======================


         (b)   The amount set forth in paragraph 7(a) above, per
               $1,000 interest
                                   Class A                            1.25000000
                                   Class B                            1.25000000
                         Remaining Servicing Fee                      1.25000000
                                                          ----------------------
                                   Total                              1.25000000
                                                          ======================


     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                   Class B                                 $0.00
                                   Collateral Inv. Amt.                     0.00
                                                          ----------------------
                                   Total                                   $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-4
Page 6

     9.  Collateral Invested Amount
         --------------------------

         (a)   The amount of the Collateral Invested Amount as of the
               close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month
                                                                  $87,000,000.00

         (b)   The Required Collateral Invested Amount as of the
               close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month
                                                                  $87,000,000.00


     10. The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                   Class A                            1.00000000
                                   Class B                            1.00000000
                                                          ----------------------
                                   Total (weighted avg.)              1.00000000


     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the Related Monthly Period               12.92%

     12. The Base Rate
         -------------

         The Base Rate for the Related Monthly Period                      7.76%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President